UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 1, 2013

YTB International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

1901 East Edwardsville Road
Wood River, Illinois	62095
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.	Bankruptcy or Receivership.

On March 1, 2013, YTB International, Inc. and most of its wholly-owned subsidiaries commenced a proceeding under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Illinois, in East St. Louis, Illinois.

Item 8.01	Other Events

On March 1, 2013, YTB International, Inc. issued a press release concerning its commencement of a proceeding under Chapter 11 of the U.S. Bankruptcy Code.  A copy of the press release issued on March 1, 2013 is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

a.)	Not Applicable
b.)	Not Applicable
c.)	Not Applicable
d.)	Exhibits: Press Release

Exhibit Number

99.1	Press release announcing the bankruptcy dated March 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: March 5, 2013	By:	/s/ Steve Boyd
Name: Steve Boyd
Title: Vice President/Principal Accounting Officer